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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 23, 2008

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)

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          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      (1)

ITEM 1.01.  Entry into a Material Definitive Agreement

         On June 24, 2008 Acme United Corporation issued a press release announcing that it had entered into a new revolving loan agreement with Wachovia bank. The new two year facility increases availability from $15 million to $20 million, lowers the interest rate from Libor plus 1% to Libor plus 7/8% and extends the maturity date to June 30, 2010. A copy of the press release is attached as exhibit 99.1 to this current report.


Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number             Description
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     99.1                  Press release dated June 24, 2008.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                  Chairman and
             Chief Executive Officer

Dated:  June 24, 2008



By          /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  June 24, 2008

                                      (2)